UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 25, 2020

CBA FLORIDA, INC.
(Exact Name of Registrant as Specified in Its Charter)

Florida	000-50746	90-0613888
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3753 Howard Hughes Parkway, Suite 200, Las Vegas, Nevada		89169
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (702) 914-7250

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	CBAI	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Material Modification to Rights of Security Holders.

On June 25, 2020, CBA Florida, Inc. (the “Company”) filed Articles of Dissolution with the Secretary of State of the State of Florida pursuant to the Company’s Plan of Dissolution (the “Plan”), which were adopted by the Company’s Board of Directors on February 11, 2020, approved by the Company’s shareholders on May 28, 2020 and will be effective as of June 26, 2020. As of the 5:00 p.m. Eastern Time on June 26, 2020 (the “Effective Time”), the Company’s transfer books will be closed and the Company anticipates its common stock will cease trading on the OTC Marketplace. After the Effective Time, the Company will not record any further transfers of its common stock except transfers by will, intestate succession or operation of law and transfers initiated prior to the Effective Time, which will be allowed to settle even if those transfers would not settle until after the Effective Time. The Effective Time will also serve as the final record date for purposes of the Company’s previously announced liquidating distribution of $0.0062 per share to the Company’s shareholders of record as of the close of business on June 26, 2020 and for any future cash distributions to shareholders. For additional information regarding the Company’s voluntary dissolution and liquidation and the Plan, please see the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 20, 2020 (the “Proxy Statement”). A copy of the Company’s Articles of Dissolution is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Legal Notice Regarding Forward-Looking Statements

This Form 8-K contains certain forward-looking statements within the meaning of Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the expected or anticipated future reporting behavior of the Company, the implementation of the Plan, and potential future liquidating distributions. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue” or the negative of such terms or other similar expressions. You should, therefore, carefully read and consider statements that contain these words or expressions, as such forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements. There are no guarantees that the Company will be able to successfully complete the implementation of the Plan on the expected timeframe or at all. The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on March 25, 2020, contains and identifies important factors that could cause the actual results to differ materially from those contained in the forward-looking statements. The Company assumes no obligation to update any forward-looking statement contained in this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished herewith:

Exhibit No.	Description

4.1	Articles of Dissolution of CBAI Florida, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBA FLORIDA, INC.

Date: June 26, 2020	By:	/s/ Anthony Snow
		Name:	Anthony Snow
		Title:	President and Corporate Secretary